UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 14, 2007

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Not applicable

(Former name or former address if changed since last report)

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – Results of Operations and Financial Condition.

(a)

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On May 14, 2007, a press release was issued on the subject of Foamex International Inc.’s (the “Company”) first quarter 2007 results. The press release did not include certain financial statements, related footnotes and certain other financial information that was filed with the Securities and Exchange Commission as part of the Company’s Quarterly on Form 10-Q. The press release is attached to this report as Exhibit 99.1.

SECTION 9 –FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 – Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated May 14, 2007, issued by Foamex International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2007

FOAMEX INTERNATIONAL INC.

By:	/s/ Gregory J. Christian
Name:	Gregory J. Christian
Title:	President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on May 14, 2007.

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